                    Morgan Stanley China "A" Share Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securit  Purch  Size    Offeri Total     Amount  % of    % of
   y      ase/  of      ng     Amount    of      Offeri  Fund  Brokers    Purcha
Purchas  Trade  Offeri  Price  of        Shares  ng      s                sed
   ed     Date  ng      of     Offerin   Purcha  Purcha  Tota             From
                        Shares g         sed     sed     l
                                         By      By      Asse
                                         Fund    Fund    ts
         04/16    -                                             Morgan
          /07                                                  Stanley,
                                                                  UBS
                                                               Investmen
                                                                t Bank,
                                                                Morgan
                                                                Stanley
Country                                                          Dean
 Garden                                                         Witter     UBS
Holding                          USD                             Asia     Invest
   s                    HKD5.3 $1.65bl   3,387,   0.14%  0.42  Limited,    ment
Company                   8       n       000             %    BOCI Asia   Bank
  Ltd.                                                         Limited,
                                                               DBS Asia
                                                                Capital
                                                               Limited,
                                                               Sun Hung
                                                                  Kai
                                                               Internati
                                                                 onal
                                                               Limited,
                                                               Tai Fook
                                                               Securitie
                                                               s Company
                                                                Limited

                                                                 China
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
         04/23                                                    on
         /07                                                   Limited,
                  -                                              CITIC
                                                               Securitie
                                                                s Co.,
                                                                 Ltd.,
                                                               Citigroup
                                                                Global
                                                                Markets
                                                                 Asia
                                                               Limited,
                                                               The Hong
                                                               Kong and
                                                               Shanghai
                                                                Banking
                                                               Corporati
 China                                                            on
 Citic                                                         Limited,
  Bank                  HKD5.8 $3,670,   1,201,   0.07%  0.18  The Hong   Citigr
 Corp.                    6    372,685    000             %    Kong and    oup
Limited                                                        Shanghai
                                                                Banking
                                                               Corporati
                                                                  on
                                                               Limited,
                                                                Lehman
                                                               Brothers
                                                                 Asia
                                                               Limited,
                                                                 China
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                               on (Hong
                                                                 Kong)
                                                               Limited,
                                                                 CITIC
                                                               Securitie
                                                                   s
                                                               Corporate
                                                                Finance
                                                                 (HK)
                                                               Limited,
                                                                Morgan
                                                                Stanley
                                                                 Dean
                                                                Witter
                                                                 Asia
                                                               Limited,
                                                               BOCI Asia
                                                               Limited,
                                                                 ICEA
                                                                Capital
                                                               Limited,
                                                               Sun Hung
                                                                  Kai
                                                               Internati
                                                                 onal
                                                               Limited,
                                                                  CCB
                                                               Internati
                                                                 onal
                                                                Capital
                                                               Limited,
                                                                 First
                                                               Shanghai
                                                               Securitie
                                                                   s
                                                               Limited,
                                                                Guotai
                                                                 Junan
                                                               Securitie
                                                                s (Hong
                                                                 Kong)
                                                               Limited,
                                                               Tai Fook
                                                               Securitie
                                                               s Company
                                                                Limited

                                                                Morgan
         04/20    -                                            Stanley,
         /07                                                      UBS
                                                               Investmen
                                                                t Bank,
                                                                Morgan
                                                                Stanley
                                                                 Dean
                                                                Witter
                                                                 Asia      UBS
 China                   HKD     USD     268,00   0.02%  0.05  Limited,   Invest
Molybde                  6.80    $943      0              %     UBS AG,    ment
num Co.                          min                             China     Bank
  Ltd                                                          Internati
                                                                 onal
                                                                Capital
                                                               Corporati
                                                               on (Hong
                                                                 Kong)
                                                               Limited,
                                                                Guotai
                                                                 Junan
                                                               Securitie
                                                                s (Hong
                                                                 Kong)
                                                               Limited,
                                                               Sun Hung
                                                                  Kai
                                                               Internati
                                                                 onal
                                                                Limited

                                                                Morgan
                                                               Stanley,
         05/17    -                                             Credit
         /07                                                    Suisse,
                                                                Morgan
                                                                Stanley
                                                                 Dean
                                                                Witter,
                                                                Credit
                                                                Suisse
                                                               (HK) Ltd,
                                                                 China
 Belle                                                         Internati
Interna                  HKD     USD     4,790,   0.34%  0.64    onal     Credit
 tional                  6.20   $698.1    000             %     Capital   Suisse
Holding                          min                            Corp.,
 s Ltd.                                                        DBS Asia
                                                               Capital,
                                                                 First
                                                               Shanghai
                                                               Securitie
                                                               s Ltd, GK
                                                                  GOH
                                                               Securitie
                                                                  s,
                                                               Kingsway
                                                                Capital
                                                                 Ltd,
                                                                Polaris
                                                               Securitie
                                                                s (HK)
                                                                Ltd, VC
                                                               Brokerage
                                                                  Ltd

                                                                Morgan
                                                               Stanley,
                                                                Morgan     BNP
                                                                Stanley   Prime
                                                                 Asia
                                                               Limited,
                                                                  BNP
                                                                Paribas
                                                                Capital
                                                                 (Asia
                                                               Pacific)
                                                               Limited,
                                                                 China
                                                               Everbrigh
                                                                   t
                                                               Securitie
                                                                s (HK)
 China                                                         Limited,
  High                                                           First
 Speed   06/26    -      HKD     USD     672,80   0.22%  0.10  Shanghai
Transmi  /07             7.08    $272      0              %    Securitie
 ssion                           min                               s
                                                               Limited,
                                                                Guotai
                                                                 Junan
                                                               Securitie
                                                                s (Hong
                                                                 Kong)
                                                               Limited,
                                                                Morgan
                                                               Stanley &
                                                                  Co.
                                                               Internati
                                                               onal plc,
                                                                  BNP
                                                                Paribas
                                                                Capital
                                                                 (Asia
                                                               Pacific)
                                                               Limited,
                                                                 Daiwa
                                                               Securitie
                                                                s SMBC
                                                               Hong Kong
                                                               Limited,
                                                                Polaris
                                                                Capital
                                                                (Asia)
                                                                Limited

         06/25    -     HKD                                     Morgan
         /07            7.28                                   Stanley,I
                                                                 CEA,
                                                               Goldbond
                                                                Capital
                                                                (Asia)
                                                               Limited,
                                                                Morgan
                                                                Stanley
                                                                 Asia
                                                               Limited,
                                                                 ICEA
                                                               Securitie
                                                                   s       BOCI
  KWG                                                          Limited,   Securi
Propert                          USD     639,00   0.10%  0.10  Goldbond    ties
   y                             $582      0              %    Securitie
Holding                          min                               s
  Ltd                                                          Limited,
                                                               BOCI Asia
                                                               Limited,
                                                                Taifook
                                                               Securitie
                                                               s company
                                                               Limited,
                                                               Purdentia
                                                                   l
                                                               Brokerage
                                                               Limited,
                                                               Kingsway
                                                               Financial
                                                               Services
                                                                 Group
                                                               Limited,
                                                                Guotai
                                                                 Junan
                                                               Securitie
                                                                s (Hong
                                                                 Kong)
                                                                Limited